SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2004

COMPUTER TASK GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

New York	1-9410	16-0912632

(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

800 Delaware Avenue, Buffalo, NY	14209

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (716) 882-8000

Not Applicable

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

     On July 12, 2004, the Registrant issued the press release that is attached hereto as Exhibit 99 and is incorporated herein by reference.

Exhibits.

     99 – News Release dated July 12, 2004 – CTG Announces 2004 Second Quarter Conference Call Information.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED
(Registrant)

Date: July 12, 2004	By:	/s/ Peter P. Radetich
	Name:	Peter P. Radetich
	Title:	Senior Vice President & Secretary